UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2008
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3260 Whipple Road Union City, California		94587
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 24, 2008, the California Secretary of State accepted and approved the amended and restated articles of incorporation (the “Amended and Restated Articles”) of Questcor Pharmaceuticals, Inc. (the “Company”). The Board of Directors of the Company approved the Amended and Restated Articles, which eliminated any reference to the Series A Preferred Stock. As previously disclosed, the Company repurchased all of the shares of the Series A Preferred Stock, which were previously held by Shire Pharmaceuticals, Inc.
     The foregoing description of the Amended and Restated Articles of Incorporation is qualified in its entirety by reference to the Amended and Restated Articles, which are attached hereto as Exhibit 3.1 and incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Questcor Pharmaceuticals, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2008	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ George Stuart

George Stuart
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Questcor Pharmaceuticals, Inc.